EXHIBIT 32

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 I, Ronald Kopman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Sandalwood Ventures, Ltd. on Form 10-Q for the fiscal quarter ended June 30, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Sandalwood Ventures, Ltd.

Date:  August 16, 2012

By: /s/ Ronald Kopman
Ronald Kopman,
President (Principal Executive Officer) and
Chief Financial Officer (Principal Financial Officer/Principal Accounting Officer)